EXHIBIT 99.1


--------------------------------------------------------------------------------
Morgan Stanley                                                  December 9, 2003
Securitized Products Group      [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------






                             Computational Materials



                                  $692,991,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-NC1


                       Mortgage Pass-Through Certificates






--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                  December 9, 2003
Securitized Products Group      [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                           Approximately $692,991,000
               Morgan Stanley ABS Capital I Inc., Series 2004-NC1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights

--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
                                                                                                    Modified
                                                                                Avg Life to        Duration To
   Offered                                               Expected Ratings           Call/             Call/
   Classes        Description        Balance(4)        (S&P/Fitch/ Moody's)        Mty(1)(2)      Mty(1)(2)(3)
=============== ================= ================== ========================== ================ ===============
     A-1          Not Offered        733,506,000                        ****Not Offered****
--------------- ----------------- ------------------ -----------------------------------------------------------
     A-2            Floater         [250,000,000]           AAA/AAA/Aaa         2.77 / 3.03      2.69 / 2.91
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     A-3            Floater         [147,711,000]           AAA/AAA/Aaa         1.49 / 1.49      1.48 / 1.48
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     A-4            Floater         [54,500,000]            AAA/AAA/Aaa         6.23 / 7.18      5.93 / 6.73
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     M-1            Floater          91,657,000              AA/AA/Aa2          5.31 / 5.85      5.06 / 5.52
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     M-2            Floater          72,743,000               A/A/A2            5.29 / 5.77      4.90 / 5.27
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     M-3            Floater          21,822,000              A-/A-/A3           5.28 / 5.68      4.85 / 5.16
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     B-1            Floater          18,186,000           BBB+/BBB+/Baa1        5.28 / 5.60      4.80 / 5.05
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     B-2            Floater          18,186,000            BBB/BBB/Baa2         5.28 / 5.49      4.71 / 4.87
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------
     B-3            Floater          18,186,000           BBB-/BBB-/Baa3        5.23 / 5.27      4.51 / 4.54
--------------- ----------------- ------------------ -------------------------- ---------------- ---------------


--------------- ----------------------------------- -------------------- ------------------


   Offered             Payment Window To Call/            Initial
   Classes                    Mty(1)(2)              Subordination Level      Benchmark
=============== =================================== ==================== ==================
     A-1                                   ****Not Offered*****
--------------- ---------------------------------------------------------------------------
     A-2        02/04 - 01/12 / 02/04 - 07/21             18.50%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     A-3        02/04 - 11/07 / 02/04 - 11/07             18.50%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     A-4        11/07 - 01/12 / 11/07 - 07/21             18.50%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     M-1        04/07 - 01/12 / 04/07 - 06/18             12.20%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     M-2        03/07 - 01/12 / 03/07 - 02/17              7.20%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     M-3        02/07 - 01/12 / 02/07 - 06/15              5.70%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     B-1        02/07 - 01/12 / 02/07 - 09/14              4.45%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     B-2        02/07 - 01/12 / 02/07 - 11/13              3.20%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------
     B-3        02/07 - 01/12 / 02/07 - 10/12              1.95%            1 Mo. LIBOR
--------------- ----------------------------------- -------------------- ------------------

Notes:    (1)   Certificates are priced to the 10% optional clean-up call.
-----     (2)   Based on the pricing prepayment speed. See details below.
          (3)   Assumes pricing at par.
          (4)   Bond sizes subject to a variance of plus or minus 5%.


Issuer:                    Morgan Stanley ABS Capital I Inc. Trust 2004-NC1.

Depositor:                 Morgan Stanley ABS Capital I Inc.

Originator:                NC Capital Corporation.

Servicer:                  HomEq Servicing Corp.

Trustee:                   Deutsche Bank National Trust Company.

Managers:                  Morgan Stanley (lead manager), Utendahl Capital
                           Partners, L.P. and The Williams Capital Group, L.P.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Rating Agencies:           Standard & Poor's, Fitch Ratings and Moody's
                           Investors Service.

Offered Certificates:      Classes A-2, A-3, A-4, M-1, M-2, M-3, B-1, B-2 and
                           B-3 Certificates.

Class A Certificates:      Classes A-1, A-2, A-3 and A-4 Certificates.

Group II Class A           The Class A-2, Class A-3 and Class A-4 Certificates.
Certificates:

Group II Class A           The Class A-3 and Class A-4  Certificates.
Sequential Certificates:

Class A Certificate Group: The Class A-1 Certificates and Group II Class A
                           Certificates, as applicable.

Expected Closing Date:     January 29, 2004 through DTC and Euroclear or
                           Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:              January 1, 2004

Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning
                           February 25, 2004.

Final Scheduled            The Distribution Date occurring in November  2033.
Distribution Date:

Due Period:                For any Distribution Date, the period commencing on
                           the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution
                           Date occurs.

Prepayment Period:         For any Distribution Date, the period commencing on
                           the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the Cut-off date, and ending on the 15th day of the month in which such Distribution Date occurs).

Interest Accrual Period:   The interest accrual period for the Offered
                           Certificates with respect to any Distribution Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:            The Trust will consist of two groups of adjustable
                           and fixed rate sub-prime residential, first-lien and second-lien mortgage loans.

Group I Mortgage Loans:    Approximately $900.0 million of Mortgage Loans with
                           original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:   Approximately $554.9 million of Mortgage Loans that
                           predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:  o   Fixed Rate Mortgage Loans: CPR starting at
                           approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                           o   ARM Mortgage Loans: CPR of 25%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Credit Enhancement:        The Offered Certificates are credit enhanced by:
                           1)  Net monthly excess cashflow from the Mortgage
                               Loans,
                           2)  1.95% overcollateralization (funded upfront). On
                               and after the Step-down Date, so long as a
                               Trigger Event is not in effect, the required
                               overcollateralization will equal 3.90% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                           3)  Subordination of distributions on the more
                               subordinate classes of certificates (if
                               applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement         For any Distribution Date, the percentage obtained by
Percentage:                dividing (x) the aggregate Certificate Principal
                           Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                           Distribution Amount for such Distribution Date) by
                           (y) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period.

Step-down Date:            The later to occur of:
                           (x) The earlier of:
                               (a) The Distribution Date occurring in February 2007; and
                               (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                           (y) The first Distribution Date on which the Senior
                               Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 37.00%.

Trigger Event:             Either a Delinquency Trigger Event or a Cumulative
                           Loss Trigger Event.

Delinquency Trigger Event: A Delinquency Trigger Event is in effect on any
                           Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss            A Cumulative Loss Trigger Event is in effect on any
Trigger Event:             Distribution Date if the aggregate amount of Realized
                           Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                           Months 37- 48     [ ] for the first month, plus an
                                             additional 1/12th of [ ] for each
                                             month thereafter (e.g., [ ] in
                                             Month 43)

                           Months 49- 60     [ ] for the first month, plus an
                                             additional 1/12th of [ ] for each
                                             month thereafter (e.g., [ ] in
                                             Month 55)

                           Months 60- 72     [ ] for the first month, plus an
                                             additional 1/12th of [ ] for each
                                             month thereafter (e.g., [ ] in
                                             Month 67)

                           Months 73- thereafter     [ ]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Initial Subordination      Class A:              18.50%
Percentage:                Class M-1:            12.20%
                           Class M-2:             7.20%
                           Class M-3:             5.70%
                           Class B-1:             4.45%
                           Class B-2:             3.20%
                           Class B-3:             1.95%

Optional Clean-up Call:    When the current aggregate principal balance of
                           the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Step-up Coupons:           For all Offered Certificates the coupon will increase
                           after the optional clean-up call date, should the call not be exercised.

Class A-1                  The Class A-1 Certificates will accrue interest at a
Pass-Through Rate:          variable rate equal to the least of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2, Class A-3 and   The Class A-2, Class A-3 and Class A-4 Certificates
Class A-4 Pass-Through     will accrue interest at a variable rate equal to the
Rate:                      least of (i) one-month LIBOR plus [] bps ([] bps
                           after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan
                           Group II Cap and (iii) the WAC Cap.

Class M-1                  The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2                  The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3                  The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1                  The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2                  The Class B-2 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3                  The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Loan Group I Cap:          As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                           Period.

Loan Group II Cap:         As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                           Accrual Period.

Class A-1 Basis Risk       As to any Distribution Date, the supplemental
Carry Forward Amount:      interest amount for the Class A-1 Certificates will
                           equal the sum of:
                           (i)   The excess, if any, of interest that would
                                 otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                           (ii)  Any Class A-1 Basis Risk Carry Forward Amount
                                 remaining unpaid from prior Distribution Dates; and
                           (iii) Interest on the amount in clause (ii) at the
                                 related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2, Class A-3 and   As to any Distribution Date, the supplemental
Class A-4 Basis Risk       interest amount for the Class A-2, Class A-3 and
Carry Forward Amount:      Class A-4 Certificates will equal the sum of:
                           (i)   The excess, if any, of interest that would
                                 otherwise be due on such Certificates at the Class A-2, Class A-3 and Class A-4 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                           (ii)  Any Class A-2, Class A-3 and Class A-4 Basis
                                 Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
                           (iii) Interest on the amount in clause (ii) at the
                                 related Class A-2, Class A-3 and Class A-4
                                 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,       As to any Distribution Date, the supplemental
B-1, B-2 and B-3 Basis     interest amount for each of the Class M-1, M-2, M-3,
Risk Carry Forward         B-1, B-2 and B-3 Certificates will equal the sum of:
Amounts:                   (i)   The excess, if any, of interest that would
                                 otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate
                                 (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                           (ii)  Any Basis Risk Carry Forward Amount for such
                                 class remaining unpaid for such Certificate from prior Distribution Dates; and
                           (iii) Interest on the amount in clause (ii) at the
                                 Certificates' applicable Pass-Through Rate
                                 (without regard to the WAC Cap).


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Interest Distributions     On each Distribution Date and after payments of
on Offered Certificates:   servicing and trustee fees and other expenses,
                           interest distributions from the Interest Remittance
                           Amount will be allocated as follows:
                           (i)    The portion of the Interest Remittance Amount
                                  attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata to the Class A-2, Class A-3 and Class A-4 Certificates;
                           (ii)   The portion of the Interest Remittance Amount
                                  attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2, Class A-3 and Class A-4 Certificates and second, to the Class A-1 Certificates;
                           (iii)  To the Class M-1 Certificates, its Accrued
                                  Certificate Interest;
                           (iv)   To the Class M-2 Certificates, its Accrued
                                  Certificate Interest;
                           (v)    To the Class M-3 Certificates, its Accrued
                                  Certificate Interest;
                           (vi)   To the Class B-1 Certificates, its Accrued
                                  Certificate Interest;
                           (vii)  To the Class B-2 Certificates, its Accrued
                                  Certificate Interest, and
                           (viii) To the Class B-3 Certificates, its Accrued
                                  Certificate Interest.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Principal Distributions    On each Distribution Date (a) prior to the Stepdown
on Offered Certificates:   Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Principal
                           Distribution Amount will be allocated as follows:
                           (i)    to the Class A Certificates, allocated between
                                  the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                           (ii)   to the Class M-1 Certificates, until the
                                  Certificate Principal Balance thereof has been reduced to zero;
                           (iii)  to the Class M-2 Certificates, until the
                                  Certificate Principal Balance thereof has been reduced to zero;
                           (iv)   to the Class M-3 Certificates, until the
                                  Certificate Principal Balance thereof has been reduced to zero;
                           (v)    to the Class B-1 Certificates, until the
                                  Certificate Principal Balance thereof has been reduced to zero;
                           (vi)   to the Class B-2 Certificates, until the
                                  Certificate Principal Balance thereof has been reduced to zero; and
                           (vii)  to the Class B-3 Certificates, until the
                                  Certificate Principal Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                           (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                           (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                           (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class A Principal          Except as described below, the Class A-3 and Class
Allocation:                A-4 Certificates will receive principal sequentially,
                           and the Class A-4 Certificates will not receive principal distributions until the Certificate
                           Principal Balance of the Class A-3 Certificates has been reduced to zero.

                           All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                           However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                           Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2 Certificates and the Group II Class A Sequential Certificates. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                           Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3 and Class A-4 Certificates.

Class A-2, Class A-3 and   Beginning on the first Distribution Date, and for a
Class A-4 Interest         period of 35 months thereafter, an Interest Rate Cap
Rate Cap:                  will be entered into by the Trust for the benefit of
                           the Class A-2, Class A-3 and Class A-4 Certificates.

                           For its duration, the Class A-2, Class A-3 and Class A-4 Interest Rate Cap pays the Trust the product of
                           (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                           (ii) the Class A-2, Class A-3 and Class A-4 Interest Rate Cap Notional Balance ("the Class A-2, Class A-3 and Class A-4 Interest Rate Cap Payment") as described on the schedule herein.

Class A-2, Class A-3 and The Class A-2, Class A-3 and Class A-4 Interest Rate Class A-4 Interest Rate Cap Payment shall be available to pay any Basis Risk Cap Payment Allocation: Carry Forward Amount due to the Class A-2, Class A-3
                           and Class A-4 Certificates pro rata.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class M Interest Rate Cap: Beginning on the first Distribution Date, and for a period of 43 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M Certificates.

                           For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate      The Class M Interest Rate Cap Payment shall be
Cap Payment Allocation:    available to pay any Basis Risk Carry Forward Amount
                           due to the Class M-1, Class M-2 and Class M-3
                           Certificates on a pro rata basis.

Class B Interest Rate Cap: Beginning on the first Distribution Date, and for a period of 43 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B Certificates.

                           For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate      The Class B Interest Rate Cap Payment shall be
Cap Payment Allocation:    available to pay any Basis Risk Carry Forward Amount
                           due to the Class B-1, Class B-2 and Class B-3
                           Certificates on a pro rata basis.

Allocation of Net          For any Distribution Date, any Net Monthly Excess
Monthly Excess Cashflow:   Cashflow shall be paid as follows:
                           (i)    to the Class M-1 Certificates, the unpaid
                                  interest shortfall amount;
                           (ii)   to the Class M-1 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (iii)  to the Class M-2 Certificates, the unpaid
                                  interest shortfall amount;
                           (iv)   to the Class M-2 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (v)    to the Class M-3 Certificates, the unpaid
                                  interest shortfall amount;
                           (vi)   to the Class M-3 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (vii)  to the Class B-1 Certificates, the unpaid
                                  interest shortfall amount;
                           (viii) to the Class B-1 Certificates, the allocated
                                  unreimbursed realized loss amount; (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;
                           (x)    to the Class B-2 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (xi)   to the Class B-3 Certificates, the unpaid
                                  interest shortfall amount;
                           (xii)  to the Class B-3 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (xiii) concurrently, any Class A-1 Basis Risk Carry
                                  Forward Amount to the Class A-1 Certificates, and any Class A-2, Class A-3 and Class A-4 Basis Risk Carry Forward Amount to the Class A-2, Class A-3 and Class A-4 Certificates; and
                           (xiv)  sequentially, to Classes M-1, M-2, M-3, B-1,
                                  B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance        For any Distribution Date, the portion of available
Amount:                    funds for such Distribution Date attributable to
                           interest received or advanced on the Mortgage Loans.

Accrued Certificate        For any Distribution Date and each class of Offered
Interest:                  Certificates, equals the amount of interest accrued
                           during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil
                           Relief Act of 1940 or similar state law allocated to such class.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Principal Distribution     On any Distribution Date, the sum of (i) the Basic
Amount:                    Principal Distribution Amount and (ii) the Extra
                           Principal Distribution Amount.

Basic Principal            On any Distribution Date, the excess of (i) the
Distribution Amount:       aggregate principal remittance amount over (ii) the
                           Excess Subordinated Amount, if any.

Net Monthly Excess         For any Distribution Date is the amount of funds
Cashflow:                  available for distribution on such Distribution Date
                           remaining after making all distributions of interest and principal on the certificates.

Extra Principal            For any Distribution Date, the lesser of (i) the
Distribution Amount:       excess of (x) interest collected or advanced with
                           respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and
                           (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated        For any Distribution Date, means the excess, if any
Amount:                    of (i) the overcollateralization and (ii) the
                           required overcollateralization for such Distribution
                           Date.

Class A Principal          For any Distribution Date, the percentage equivalent
Allocation Percentage:     of a fraction, determined as follows: (i) in the
                           case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class
                           A-2, Class A-3 and Class A-4 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                           Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal          For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the aggregate Certificate Principal
                           Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $7,274,338.

Class M-1 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date) and (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.60% and
                           (ii) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,274,338.

Class M-2 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (iii) the Certificate Principal Balance of the Class
                           M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $7,274,338.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class M-3 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           88.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,274,338.

Class B-1 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date) and (v) the Certificate Principal
                           Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.10% and
                           (ii) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,274,338.

Class B-2 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (vi) the Certificate Principal Balance of the Class
                           B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $7,274,338.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class B-3 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2
                           Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate
                           Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           96.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,274,338.

Trust Tax Status:          REMIC.

ERISA Eligibility:         Subject to the considerations in the Prospectus, all
                           Offered Certificates are ERISA eligible.

SMMEA Eligibility:         It is not anticipated that any of the Offered
                           Certificates will be SMMEA eligible.

Prospectus:                The Class A-2, Class A-3, Class A-4, Class M-1, Class
                           M-2, Class M-3, Class B-1, Class B-2 and Class B-3
                           Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                           (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                           Certificates may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

-----------------------------------------------------------------------------------------------------------------------------------
      PPC (%)                      50             60            75            100           125            150           175
-----------------------------------------------------------------------------------------------------------------------------------
A-2   WAL (yrs)                   5.36           4.56          3.70          2.77           2.13          1.64          1.27
      First Payment Date        2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                     1 - 182       1 - 156        1 - 127       1 - 96         1 - 75        1 - 61        1 - 51
-----------------------------------------------------------------------------------------------------------------------------------
A-3   WAL                         2.92           2.47          2.00          1.49           1.18          0.97          0.82
      First Payment Date        2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004
      Expected Final Maturity   7/25/2011     5/25/2010      2/25/2009    11/25/2007     8/25/2006      3/25/2006    10/25/2005
      Window                     1 - 90         1 - 76        1 - 61        1 - 46         1 - 31        1 - 26        1 - 21
-----------------------------------------------------------------------------------------------------------------------------------
A-4   WAL                         11.96         10.21          8.29          6.23           4.72          3.46          2.46
      First Payment Date        7/25/2011     5/25/2010      2/25/2009    11/25/2007     8/25/2006      3/25/2006    10/25/2005
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                    90 - 182       76 - 156      61 - 127       46 - 96       31 - 75        26 - 61       21 - 51
-----------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                         10.14          8.63          6.98          5.31           4.55          4.41          4.24
      First Payment Date        1/25/2009     3/25/2008      5/25/2007     4/25/2007     7/25/2007     11/25/2007     4/25/2008
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                    60 - 182       50 - 156      40 - 127       39 - 96       42 - 75        46 - 61       51 - 51
-----------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                         10.14          8.63          6.98          5.29           4.41          4.01          3.96
      First Payment Date        1/25/2009     3/25/2008      5/25/2007     3/25/2007     4/25/2007      6/25/2007     8/25/2007
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                    60 - 182       50 - 156      40 - 127       38 - 96       39 - 75        41 - 61       43 - 51
-----------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                         10.14          8.63          6.98          5.28           4.36          3.88          3.68
      First Payment Date        1/25/2009     3/25/2008      5/25/2007     2/25/2007     4/25/2007      5/25/2007     6/25/2007
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                    60 - 182       50 - 156      40 - 127       37 - 96       39 - 75        40 - 61       41 - 51
-----------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                         10.14          8.63          6.98          5.28           4.33          3.83          3.59
      First Payment Date        1/25/2009     3/25/2008      5/25/2007     2/25/2007     3/25/2007      4/25/2007     5/25/2007
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                    60 - 182       50 - 156      40 - 127       37 - 96       38 - 75        39 - 61       40 - 51
-----------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                         10.14          8.63          6.98          5.28           4.33          3.80          3.53
      First Payment Date        1/25/2009     3/25/2008      5/25/2007     2/25/2007     3/25/2007      3/25/2007     4/25/2007
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                    60 - 182       50 - 156      40 - 127       37 - 96       38 - 75        38 - 61       39 - 51
-----------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                         10.07          8.57          6.94          5.23           4.27          3.75          3.45
      First Payment Date        1/25/2009     3/25/2008      5/25/2007     2/25/2007     2/25/2007      2/25/2007     3/25/2007
      Expected Final Maturity   3/25/2019     1/25/2017      8/25/2014     1/25/2012     4/25/2010      2/25/2009     4/25/2008
      Window                    60 - 182       50 - 156      40 - 127       37 - 96       37 - 75        37 - 61       38 - 51
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
      PPC (%)                         50            60             75            100           125           150          175
-----------------------------------------------------------------------------------------------------------------------------------
A-2   WAL (yrs)                      5.73          4.92           4.02          3.03          2.34          1.82          1.35
      First Payment Date           2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004    2/25/2004
      Expected Final Maturity      5/25/2031     7/25/2029     5/25/2026      7/25/2021    12/25/2017     6/25/2015    7/25/2013
      Window                        1 - 328       1 - 306       1 - 268        1 - 210       1 - 167       1 - 137      1 - 114
-----------------------------------------------------------------------------------------------------------------------------------
A-3   WAL                            2.92          2.47           2.00          1.49          1.18          0.97          0.82
      First Payment Date           2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004    2/25/2004
      Expected Final Maturity      7/25/2011     5/25/2010     2/25/2009     11/25/2007     8/25/2006     3/25/2006    10/25/2005
      Window                        1 - 90        1 - 76         1 - 61        1 - 46        1 - 31        1 - 26        1 - 21
-----------------------------------------------------------------------------------------------------------------------------------
A-4   WAL                            13.32         11.54          9.49          7.18          5.51          4.12          2.76
      First Payment Date           7/25/2011     5/25/2010     2/25/2009     11/25/2007     8/25/2006     3/25/2006    10/25/2005
      Expected Final Maturity      5/25/2031     7/25/2029     5/25/2026      7/25/2021    12/25/2017     6/25/2015    7/25/2013
      Window                       90 - 328      76 - 306       61 - 268      46 - 210      31 - 167      26 - 137      21 - 114
-----------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                            10.99         9.44           7.69          5.85          4.98          4.76          5.46
      First Payment Date           1/25/2009     3/25/2008     5/25/2007      4/25/2007     7/25/2007    11/25/2007    4/25/2008
      Expected Final Maturity      9/25/2028     4/25/2026     10/25/2022     6/25/2018     6/25/2015     5/25/2013    10/25/2011
      Window                       60 - 296      50 - 267       40 - 225      39 - 173      42 - 137      46 - 112      51 - 93
-----------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                            10.91         9.35           7.61          5.77          4.79          4.32          4.21
      First Payment Date           1/25/2009     3/25/2008     5/25/2007      3/25/2007     4/25/2007     6/25/2007    8/25/2007
      Expected Final Maturity      2/25/2027     7/25/2024     3/25/2021      2/25/2017     6/25/2014     6/25/2012    1/25/2011
      Window                       60 - 277      50 - 246       40 - 206      38 - 157      39 - 125      41 - 101      43 - 84
-----------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                            10.80         9.24           7.51          5.68          4.68          4.14          3.89
      First Payment Date           1/25/2009     3/25/2008     5/25/2007      2/25/2007     4/25/2007     5/25/2007    6/25/2007
      Expected Final Maturity     10/25/2024     3/25/2022     2/25/2019      6/25/2015     1/25/2013     5/25/2011    2/25/2010
      Window                       60 - 249      50 - 218       40 - 181      37 - 137      39 - 108       40 - 88      41 - 73
-----------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                            10.69         9.14           7.42          5.60          4.60          4.05          3.76
      First Payment Date           1/25/2009     3/25/2008     5/25/2007      2/25/2007     3/25/2007     4/25/2007    5/25/2007
      Expected Final Maturity      8/25/2023     2/25/2021     2/25/2018      9/25/2014     6/25/2012    11/25/2010    9/25/2009
      Window                       60 - 235      50 - 205       40 - 169      37 - 128      38 - 101       39 - 82      40 - 68
-----------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                            10.52         8.98           7.28          5.49          4.51          3.94          3.64
      First Payment Date           1/25/2009     3/25/2008     5/25/2007      2/25/2007     3/25/2007     3/25/2007    4/25/2007
      Expected Final Maturity      5/25/2022    12/25/2019     2/25/2017     11/25/2013    10/25/2011     5/25/2010    4/25/2009
      Window                       60 - 220      50 - 191       40 - 157      37 - 118       38 - 93       38 - 76      39 - 63
-----------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                            10.14         8.64           7.00          5.27          4.31          3.78          3.47
      First Payment Date           1/25/2009     3/25/2008     5/25/2007      2/25/2007     2/25/2007     2/25/2007    3/25/2007
      Expected Final Maturity      8/25/2020     4/25/2018     9/25/2015     10/25/2012    12/25/2010     8/25/2009    9/25/2008
      Window                       60 - 199      50 - 171       40 - 140      37 - 105       37 - 83       37 - 67      38 - 56
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
      CPR (%)                            20              25              30
--------------------------------------------------------------------------------
A-2   WAL (yrs)                         3.26            2.55            2.02
      First Payment Date              2/25/2004       2/25/2004       2/25/2004
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                           1 - 116         1 - 92          1 - 75
--------------------------------------------------------------------------------
A-3   WAL                               1.71            1.32            1.08
      First Payment Date              2/25/2004       2/25/2004       2/25/2004
      Expected Final Maturity         7/25/2008       8/25/2007       7/25/2006
      Window                           1 - 54          1 - 43          1 - 30
--------------------------------------------------------------------------------
A-4   WAL                               7.44            5.89            4.58
      First Payment Date              7/25/2008       8/25/2007       7/25/2006
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                          54 - 116         43 - 92         30 - 75
--------------------------------------------------------------------------------
M-1   WAL                               6.31            5.14            4.57
      First Payment Date              2/25/2007       5/25/2007       7/25/2007
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                          37 - 116         40 - 92         42 - 75
--------------------------------------------------------------------------------
M-2   WAL                               6.31            5.09            4.41
      First Payment Date              2/25/2007       3/25/2007       4/25/2007
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                          37 - 116         38 - 92         39 - 75
--------------------------------------------------------------------------------
M-3   WAL                               6.31            5.08            4.35
      First Payment Date              2/25/2007       3/25/2007       4/25/2007
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                          37 - 116         38 - 92         39 - 75
--------------------------------------------------------------------------------
B-1   WAL                               6.31            5.07            4.33
      First Payment Date              2/25/2007       2/25/2007       3/25/2007
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                          37 - 116         37 - 92         38 - 75
--------------------------------------------------------------------------------
B-2   WAL                               6.31            5.06            4.31
      First Payment Date              2/25/2007       2/25/2007       3/25/2007
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                          37 - 116         37 - 92         38 - 75
--------------------------------------------------------------------------------
B-3   WAL                               6.26            5.02            4.26
      First Payment Date              2/25/2007       2/25/2007       2/25/2007
      Expected Final Maturity         9/25/2013       9/25/2011       4/25/2010
      Window                          37 - 116         37 - 92         37 - 75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
      CPR (%)                           20              25              30
--------------------------------------------------------------------------------
A-2   WAL (yrs)                        3.53            2.77            2.21
      First Payment Date             2/25/2004       2/25/2004       2/25/2004
      Expected Final Maturity       10/25/2024      12/25/2020       1/25/2018
      Window                          1 - 249         1 - 203         1 - 168
--------------------------------------------------------------------------------
A-3   WAL                              1.71            1.32            1.08
      First Payment Date             2/25/2004       2/25/2004       2/25/2004
      Expected Final Maturity        7/25/2008       8/25/2007       7/25/2006
      Window                          1 - 54          1 - 43          1 - 30
--------------------------------------------------------------------------------
A-4   WAL                              8.45            6.72            5.28
      First Payment Date             7/25/2008       8/25/2007       7/25/2006
      Expected Final Maturity       10/25/2024      12/25/2020       1/25/2018
      Window                         54 - 249        43 - 203        30 - 168
--------------------------------------------------------------------------------
M-1   WAL                              6.96            5.67            5.01
      First Payment Date             2/25/2007       5/25/2007       7/25/2007
      Expected Final Maturity        5/25/2021       1/25/2018       7/25/2015
      Window                         37 - 208        40 - 168        42 - 138
--------------------------------------------------------------------------------
M-2   WAL                              6.89            5.56            4.80
      First Payment Date             2/25/2007       3/25/2007       4/25/2007
      Expected Final Maturity       11/25/2019       9/25/2016       6/25/2014
      Window                         37 - 190        38 - 152        39 - 125
--------------------------------------------------------------------------------
M-3   WAL                              6.79            5.47            4.67
      First Payment Date             2/25/2007       3/25/2007       4/25/2007
      Expected Final Maturity       11/25/2017       1/25/2015       2/25/2013
      Window                         37 - 166        38 - 132        39 - 109
--------------------------------------------------------------------------------
B-1   WAL                              6.71            5.39            4.59
      First Payment Date             2/25/2007       2/25/2007       3/25/2007
      Expected Final Maturity       12/25/2016       5/25/2014       6/25/2012
      Window                         37 - 155        37 - 124        38 - 101
--------------------------------------------------------------------------------
B-2   WAL                              6.58            5.28            4.50
      First Payment Date             2/25/2007       2/25/2007       3/25/2007
      Expected Final Maturity       12/25/2015       7/25/2013      10/25/2011
      Window                         37 - 143        37 - 114         38 - 93
--------------------------------------------------------------------------------
B-3   WAL                              6.31            5.06            4.30
      First Payment Date             2/25/2007       2/25/2007       2/25/2007
      Expected Final Maturity        9/25/2014       6/25/2012      12/25/2010
      Window                         37 - 128        37 - 101         37 - 83
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
------------------------------------------------------------------------------------------------------------------------------------
  0          -             -             -             -             -             -             -             -             -
  1        10.25         10.25         10.25         10.07         10.07         10.07         10.07         10.07         10.07
  2         9.77          9.77          9.77          9.59          9.59          9.59          9.59          9.59          9.59
  3         9.35          9.35          9.35          9.17          9.17          9.17          9.17          9.17          9.17
  4         9.59          9.59          9.59          9.39          9.39          9.39          9.39          9.39          9.39
  5         9.37          9.37          9.37          9.17          9.17          9.17          9.17          9.17          9.17
  6         9.60          9.60          9.60          9.39          9.39          9.39          9.39          9.39          9.39
  7         9.38          9.38          9.38          9.17          9.17          9.17          9.17          9.17          9.17
  8         9.38          9.38          9.38          9.17          9.17          9.17          9.17          9.17          9.17
  9         9.61          9.61          9.61          9.38          9.38          9.38          9.38          9.38          9.38
 10         9.39          9.39          9.39          9.17          9.17          9.17          9.17          9.17          9.17
 11         9.62          9.62          9.62          9.38          9.38          9.38          9.38          9.38          9.38
 12         9.41          9.41          9.41          9.17          9.17          9.17          9.17          9.17          9.17
 13         9.41          9.41          9.41          9.17          9.17          9.17          9.17          9.17          9.17
 14        10.14         10.14         10.14          9.86          9.86          9.86          9.86          9.86          9.86
 15         9.43          9.43          9.43          9.17          9.17          9.17          9.17          9.17          9.17
 16         9.66          9.66          9.66          9.38          9.38          9.38          9.38          9.38          9.38
 17         9.44          9.44          9.44          9.17          9.17          9.17          9.17          9.17          9.17
 18         9.67          9.67          9.67          9.38          9.38          9.38          9.38          9.38          9.38
 19         9.46          9.46          9.46          9.17          9.17          9.17          9.17          9.17          9.17
 20         9.47          9.47          9.47          9.17          9.17          9.17          9.17          9.17          9.17
 21         9.70          9.70          9.70          9.38          9.38          9.38          9.38          9.38          9.38
 22        10.39         10.39         10.39         10.07         10.07         10.07         10.07         10.07         10.07
 23        10.66         10.66         10.66         10.32         10.32         10.32         10.32         10.32         10.32
 24        10.41         10.41         10.41         10.07         10.07         10.07         10.07         10.07         10.07
 25        10.42         10.42         10.42         10.07         10.07         10.07         10.07         10.07         10.07
 26        11.26         11.26         11.26         10.86         10.86         10.86         10.86         10.86         10.86
 27        10.45         10.45         10.45         10.07         10.07         10.07         10.07         10.07         10.07
 28        11.15         11.15         11.15         10.75         10.75         10.75         10.75         10.75         10.75
 29        10.87         10.87         10.87         10.47         10.47         10.47         10.47         10.47         10.47
 30        11.18         11.18         11.18         10.75         10.75         10.75         10.75         10.75         10.75
 31        10.91         10.91         10.91         10.47         10.47         10.47         10.47         10.47         10.47
 32        10.92         10.92         10.92         10.47         10.47         10.47         10.47         10.47         10.47
 33        11.24         11.24         11.24         10.75         10.75         10.75         10.75         10.75         10.75
 34        10.84         10.84         10.84         10.49         10.49         10.49         10.49         10.49         10.49
 35        11.20         11.20         11.20         10.80         10.80         10.80         10.80         10.80         10.80
 36        10.90         10.90         10.90         10.49         10.49         10.49         10.49         10.49         10.49
 37        24.38         24.38         24.38         10.49         10.49         10.49         10.49         10.49         10.49
 38        12.79         12.79         12.79         11.48         11.48         11.48         11.47         11.47         11.47

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
------------------------------------------------------------------------------------------------------------------------------------
 39        11.50         11.50         11.50         10.49         10.49         10.49         10.48         10.48         10.48
 40        12.81         12.81         12.81         10.85         10.85         10.85         10.85         10.85         10.85
 41        12.34         12.34         12.34         10.51         10.51         10.51         10.50         10.50         10.50
 42        12.75         12.75         12.75         10.84         10.84         10.84         10.84         10.84         10.84
 43        12.33         12.33         12.33         10.50         10.50         10.50         10.50         10.50         10.50
 44        12.33         12.33         12.33         10.50         10.50         10.50         10.50         10.50         10.50
 45        12.74         12.74         12.74         10.54         10.54         10.54         10.54         10.54         10.54
 46        12.99         12.99         12.99         10.87         10.87         10.87         10.87         10.87         10.87
 47        13.43           -           13.43         11.23         11.23         11.23         11.23         11.23         11.23
 48        12.99           -           12.99         10.87         10.87         10.87         10.87         10.87         10.87
 49        12.99           -           12.99         10.87         10.87         10.87         10.87         10.87         10.87
 50        13.89           -           13.89         11.62         11.62         11.62         11.62         11.62         11.62
 51        12.99           -           12.99         10.87         10.87         10.87         10.87         10.87         10.87
 52        13.49           -           13.49         11.30         11.30         11.30         11.30         11.30         11.30
 53        13.06           -           13.06         10.93         10.93         10.93         10.93         10.93         10.93
 54        13.49           -           13.49         11.29         11.29         11.29         11.29         11.29         11.29
 55        13.05           -           13.05         10.93         10.93         10.93         10.93         10.93         10.93
 56        13.05           -           13.05         10.93         10.93         10.93         10.93         10.93         10.93
 57        13.49           -           13.49         11.29         11.29         11.29         11.29         11.29         11.29
 58        13.10           -           13.10         10.97         10.97         10.97         10.97         10.97         10.97
 59        13.53           -           13.53         11.34         11.34         11.34         11.34         11.34         11.34
 60        13.10           -           13.10         10.97         10.97         10.97         10.97         10.97         10.97
 61        13.10           -           13.10         10.97         10.97         10.97         10.97         10.97         10.97
 62        14.50           -           14.50         12.14         12.14         12.14         12.14         12.14         12.14
 63        13.09           -           13.09         10.97         10.97         10.97         10.97         10.97         10.97
 64        13.53           -           13.53         11.33         11.33         11.33         11.33         11.33         11.33
 65        13.09           -           13.09         10.96         10.96         10.96         10.96         10.96         10.96
 66        13.53           -           13.53         11.33         11.33         11.33         11.33         11.33         11.33
 67        13.09           -           13.09         10.96         10.96         10.96         10.96         10.96         10.96
 68        13.09           -           13.09         10.96         10.96         10.96         10.96         10.96         10.96
 69        13.53           -           13.53         11.32         11.32         11.32         11.32         11.32         11.32
 70        13.09           -           13.09         10.96         10.96         10.96         10.96         10.96         10.96
 71        13.52           -           13.52         11.32         11.32         11.32         11.32         11.32         11.32
 72        13.09           -           13.09         10.96         10.96         10.96         10.96         10.96         10.96
 73        13.09           -           13.09         10.95         10.95         10.95         10.95         10.95         10.95
 74        14.49           -           14.49         12.13         12.13         12.13         12.13         12.13         12.13
 75        13.09           -           13.09         10.95         10.95         10.95         10.95         10.95         10.95
 76        13.52           -           13.52         11.32         11.32         11.32         11.32         11.32         11.32


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
------------------------------------------------------------------------------------------------------------------------------------
 77        13.09           -           13.09         10.95         10.95         10.95         10.95         10.95         10.95
 78        13.52           -           13.52         11.31         11.31         11.31         11.31         11.31         11.31
 79        13.08           -           13.08         10.95         10.95         10.95         10.95         10.95         10.95
 80        13.08           -           13.08         10.95         10.95         10.95         10.95         10.95         10.95
 81        13.52           -           13.52         11.31         11.31         11.31         11.31         11.31         11.31
 82        13.08           -           13.08         10.95         10.95         10.95         10.95         10.95         10.95
 83        13.52           -           13.52         11.31         11.31         11.31         11.31         11.31         11.31
 84        13.08           -           13.08         10.94         10.94         10.94         10.94         10.94         10.94
 85        13.08           -           13.08         10.94         10.94         10.94         10.94         10.94         10.94
 86        14.48           -           14.48         12.12         12.12         12.12         12.12         12.12         12.12
 87        11.83           -           11.83         10.94         10.94         10.94         10.94         10.94         10.94
 88        11.75           -           11.75         11.31         11.31         11.31         11.31         11.31         11.31
 89        11.38           -           11.38         10.94         10.94         10.94         10.94         10.94         10.94
 90        11.78           -           11.78         11.30         11.30         11.30         11.30         11.30         11.30
 91        11.42           -           11.42         10.94         10.94         10.94         10.94         10.94         10.94
 92        11.43           -           11.43         10.94         10.94         10.94         10.94         10.94         10.94
 93        11.83           -           11.83         11.30         11.30         11.30         11.30         11.30         11.30
 94        11.47           -           11.47         10.94         10.94         10.94         10.94         10.94         10.94
 95        11.87           -           11.87         11.30         11.30         11.30         11.30         11.30         11.30
 96        11.51           -           11.51         10.94         10.94         10.94         10.94         10.94         10.94
 97        11.53           -           11.53         10.93         10.93         10.93         10.93         10.93         10.93
 98        12.35           -           12.35         11.69         11.69         11.69         11.69         11.69         11.69
 99        11.57           -           11.57         10.93         10.93         10.93         10.93         10.93         10.93
100        11.98           -           11.98         11.30         11.30         11.30         11.30         11.30         11.30
101        11.61           -           11.61         10.93         10.93         10.93         10.93         10.93         10.93
102        12.03           -           12.03         11.30         11.30         11.30         11.30         11.30         11.30
103        11.66           -           11.66         10.93         10.93         10.93         10.93         10.93         10.93
104        11.69           -           11.69         10.93         10.93         10.93         10.93         10.93         10.93
105        12.10           -           12.10         11.29         11.29         11.29         11.29         11.29         11.29
106        11.74           -           11.74         10.93         10.93         10.93         10.93         10.93         10.93
107        12.15           -           12.15         11.29         11.29         11.29         11.29         11.29         11.29
108        11.79           -           11.79         10.93         10.93         10.93         10.93         10.93           -
109        11.82           -           11.82         10.93         10.93         10.93         10.93         10.93           -
110        13.11           -           13.11         12.10         12.10         12.10         12.10         12.10           -
111        11.87           -           11.87         10.93         10.93         10.93         10.93         10.93           -
112        12.30           -           12.30         11.29         11.29         11.29         11.29         11.29           -
113        11.93           -           11.93         10.93         10.93         10.93         10.93         10.93           -
114        12.36           -           12.36         11.29         11.29         11.29         11.29         11.29           -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
------------------------------------------------------------------------------------------------------------------------------------
115        12.00           -           12.00         10.93         10.93         10.93         10.93         10.93           -
116        12.03           -           12.03         10.93         10.93         10.93         10.93         10.93           -
117        12.47           -           12.47         11.29         11.29         11.29         11.29         11.29           -
118        12.10           -           12.10         10.93         10.93         10.93         10.93         10.93           -
119        12.54           -           12.54         11.29         11.29         11.29         11.29         11.29           -
120        12.17           -           12.17         10.93         10.93         10.93         10.93         10.93           -
121        12.21           -           12.21         10.93         10.93         10.93         10.93           -             -
122        13.56           -           13.56         12.10         12.10         12.10         12.10           -             -
123        12.29           -           12.29         10.93         10.93         10.93         10.93           -             -
124        12.74           -           12.74         11.29         11.29         11.29         11.29           -             -
125        12.37           -           12.37         10.93         10.93         10.93         10.93           -             -
126        12.83           -           12.83         11.29         11.29         11.29         11.29           -             -
127        12.46           -           12.46         10.93         10.93         10.93         10.93           -             -
128        12.50           -           12.50         10.92         10.92         10.92         10.92           -             -
129        12.97           -           12.97         11.29         11.29         11.29         11.29           -             -
130        12.60           -           12.60         10.92         10.92         10.92         10.92           -             -
131        13.07           -           13.07         11.29         11.29         11.29           -             -             -
132        12.70           -           12.70         10.93         10.93         10.93           -             -             -
133        12.75           -           12.75         10.93         10.93         10.93           -             -             -
134        14.17           -           14.17         12.10         12.10         12.10           -             -             -
135        12.85           -           12.85         10.93         10.93         10.93           -             -             -
136        13.34           -           13.34         11.29         11.29         11.29           -             -             -
137        12.97           -           12.97         10.93         10.93         10.93           -             -             -
138        13.46           -           13.46         11.29         11.29         11.29           -             -             -
139        13.09           -           13.09         10.93         10.93         10.93           -             -             -
140        13.15           -           13.15         10.93         10.93         10.93           -             -             -
141        13.65           -           13.65         11.29         11.29           -             -             -             -
142        13.28           -           13.28         10.93         10.93           -             -             -             -
143        13.79           -           13.79         11.29         11.29           -             -             -             -
144        13.41           -           13.41         10.93         10.93           -             -             -             -
145        13.48           -           13.48         10.93         10.93           -             -             -             -
146        14.49           -           14.49         11.68         11.68           -             -             -             -
147        13.63           -           13.63         10.93         10.93           -             -             -             -
148        14.16           -           14.16         11.29         11.29           -             -             -             -
149        13.78           -           13.78         10.93         10.93           -             -             -             -
150        14.33           -           14.33         11.30         11.30           -             -             -             -
151        13.95           -           13.95         10.93         10.93           -             -             -             -
152        14.03           -           14.03         10.93         10.93           -             -             -             -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
------------------------------------------------------------------------------------------------------------------------------------
153        14.59           -           14.59         11.30         11.30           -             -             -             -
154        14.21           -           14.21         10.93         10.93           -             -             -             -
155        14.78           -           14.78         11.30         11.30           -             -             -             -
156        14.40           -           14.40         10.94         10.94           -             -             -             -
157        14.49           -           14.49         10.94         10.94           -             -             -             -
158        16.16           -           16.16         12.11         12.11           -             -             -             -
159        14.70           -           14.70         10.94         10.94           -             -             -             -
160        15.29           -           15.29         11.30         11.30           -             -             -             -
161        14.91           -           14.91         10.94         10.94           -             -             -             -
162        15.52           -           15.52         11.31           -             -             -             -             -
163        15.13           -           15.13         10.94           -             -             -             -             -
164        15.25           -           15.25         10.94           -             -             -             -             -
165        15.88           -           15.88         11.31           -             -             -             -             -
166        15.49           -           15.49         10.94           -             -             -             -             -
167        16.14           -           16.14         11.31           -             -             -             -             -
168        15.75           -           15.75         10.95           -             -             -             -             -
169        15.89           -           15.89         10.95           -             -             -             -             -
170        17.74           -           17.74         12.12           -             -             -             -             -
171        16.17           -           16.17         10.95           -             -             -             -             -
172        16.85           -           16.85         11.32           -             -             -             -             -
173        16.46           -           16.46         10.95           -             -             -             -             -
174        17.17           -           17.17         11.32           -             -             -             -             -
175        16.77           -           16.77         10.96           -             -             -             -             -
176        16.93           -           16.93         10.96           -             -             -             -             -
177        17.67           -           17.67         11.33           -             -             -             -             -
178        17.34           -           17.34           -             -             -             -             -             -
179        18.21           -           18.21           -             -             -             -             -             -
180        17.92           -           17.92           -             -             -             -             -             -
181        18.24           -           18.24           -             -             -             -             -             -
182        20.56           -           20.56           -             -             -             -             -             -
183        18.93           -           18.93           -             -             -             -             -             -
184        19.96           -           19.96           -             -             -             -             -             -
185        19.73           -           19.73           -             -             -             -             -             -
186        20.84           -           20.84           -             -             -             -             -             -
187        20.64           -           20.64           -             -             -             -             -             -
188        21.15           -           21.15           -             -             -             -             -             -
189        22.43           -           22.43           -             -             -             -             -             -
190        22.30           -           22.30           -             -             -             -             -             -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
------------------------------------------------------------------------------------------------------------------------------------
191        23.71           -           23.71           -             -             -             -             -             -
192        23.65           -           23.65           -             -             -             -             -             -
193        24.41           -           24.41           -             -             -             -             -             -
194        27.00           -           27.00           -             -             -             -             -             -
195        26.19           -           26.19           -             -             -             -             -             -
196        28.12           -           28.12           -             -             -             -             -             -
197        28.36           -           28.36           -             -             -             -             -             -
198        30.62           -           30.62           -             -             -             -             -             -
199        31.07           -           31.07           -             -             -             -             -             -
200        32.70           -           32.70           -             -             -             -             -             -
201        35.71           -           35.71           -             -             -             -             -             -
202        36.70           -           36.70           -             -             -             -             -             -
203        40.50           -           40.50           -             -             -             -             -             -
204        42.14           -           42.14           -             -             -             -             -             -
205        45.67           -           45.67           -             -             -             -             -             -
206        55.31           -           55.31           -             -             -             -             -             -
207        55.29           -           55.29           -             -             -             -             -             -
208        64.14           -           64.14           -             -             -             -             -             -
209        71.01           -           71.01           -             -             -             -             -             -
210        86.14           -           86.14           -             -             -             -             -             -
211       101.52           -          101.52           -             -             -             -             -             -
212       130.85           -          130.85           -             -             -             -             -             -
213       192.38           -          192.38           -             -             -             -             -             -
214       329.50           -          329.50           -             -             -             -             -             -
215          *             -            **             -             -             -             -             -             -
216          -             -             -             -             -             -             -             -             -


* In Period 215, the Class A-2 has a balance of $28,034.84 and is paid $117,992.83 in interest.

** In Period 215, the Class A-4 has a balance of $22,675.81 and is paid $95,437.79 in interest.


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                     Group II Class A Cap                         Class M Cap                               Class B Cap
           ------------------------------------      ------------------------------------      -------------------------------------
Period     Balance ($)     Strike %   Ceiling %      Balance ($)      Strike %  Ceiling %      Balance ($)     Strike %   Ceiling %
   1       452,211,000.00      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   2       442,145,193.42      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   3       432,036,786.35      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   4       421,882,598.34      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   5       411,680,377.18      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   6       401,429,016.28      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   7       391,128,554.56      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   8       380,780,169.74      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   9       370,386,165.17      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   10      359,949,949.79      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   11      349,476,011.20      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   12      338,969,881.87      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   13      328,441,454.25      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   14      318,161,425.14      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   15      308,123,972.09      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   16      298,323,408.59      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   17      288,754,180.90      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   18      279,410,864.95      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   19      270,288,163.32      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   20      261,380,902.31      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   21      252,684,029.03      6.35        9.05      186,222,000.00       5.40       8.10      54,558,000.00       3.70        6.40
   22      244,192,608.61      7.35        10.05     186,222,000.00       6.30       9.00      54,558,000.00       4.60        7.30
   23      235,902,729.22      7.35        10.05     186,222,000.00       6.30       9.00      54,558,000.00       4.60        7.30
   24      227,808,734.09      7.35        10.05     186,222,000.00       6.30       9.00      54,558,000.00       4.60        7.30
   25      219,906,027.54      7.35        10.05     186,222,000.00       6.30       9.00      54,558,000.00       4.60        7.30
   26      212,190,121.27      7.35        10.05     186,222,000.00       6.30       9.00      54,558,000.00       4.60        7.30
   27      204,656,631.81      7.35        10.05     186,222,000.00       6.30       9.00      54,558,000.00       4.60        7.30
   28      197,301,278.10      8.35        10.55     186,222,000.00       7.20       9.40      54,558,000.00       5.50        7.70
   29      190,119,879.08      8.35        10.55     186,222,000.00       7.20       9.40      54,558,000.00       5.50        7.70
   30      183,108,351.39      8.35        10.55     186,222,000.00       7.20       9.40      54,558,000.00       5.50        7.70
   31      176,262,707.08      8.35        10.55     186,222,000.00       7.20       9.40      54,558,000.00       5.50        7.70
   32      169,579,051.38      8.35        10.55     186,222,000.00       7.20       9.40      54,558,000.00       5.50        7.70
   33      163,053,580.53      8.35        10.55     186,222,000.00       7.20       9.40      54,558,000.00       5.50        7.70
   34      156,682,579.69      9.45        10.55     186,222,000.00       8.15       9.40      54,558,000.00       6.45        7.70
   35      150,462,687.56      9.45        10.55     186,222,000.00       8.15       9.40      54,558,000.00       6.45        7.70
   36      144,390,081.76      9.45        10.55     186,222,000.00       8.15       9.40      54,558,000.00       6.45        7.70
   37             -             -            -       186,222,000.00       8.15       9.40      54,558,000.00       6.45        7.70
   38             -             -            -       184,510,543.41       8.15       9.40      45,756,193.74       6.45        7.70
   39             -             -            -       171,459,275.61       8.15       9.40      44,651,392.14       6.45        7.70
   40             -             -            -       158,719,083.96       9.10       9.40      43,572,923.43       7.40        7.70
   41             -             -            -       146,282,614.98       9.10       9.40      42,520,165.14       7.40        7.70
   42             -             -            -       141,625,757.58       9.10       9.40      41,492,509.38       7.40        7.70
   43             -             -            -       138,201,731.91       9.10       9.40      40,489,362.63       7.40        7.70
   44             -             -            -       134,859,384.17       9.10       9.40      39,510,145.32       7.40        7.70
   45             -             -            -              -              -          -              -               -           -


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the
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